Exhibit 10.35

AMENDMENT NO. 3
TO
SECURITYHOLDERS AGREEMENT

        This Amendment No. 3 (this "Amendment") to the Securityholders Agreement, dated as of August 22, 2003, as amended by Amendment No. 1 to Securityholders Agreement dated as of February 18, 2004 and Amendment No. 2 to Securityholders Agreement dated as of August 18, 2004 (the "Agreement"), by and among INTERACTIVE HEALTH, INC., a Delaware corporation (the "Company"), J. H. WHITNEY MEZZANINE FUND, L.P., a Delaware limited partnership ("WMF"), WHITNEY PRIVATE DEBT FUND, L.P., a Delaware limited partnership ("WPDF"), GREENLEAF MEZZANINE CAPITAL, L.P., a Delaware limited partnership ("GMC") and GREENLEAF CAPITAL, L.P., a Delaware limited partnership ("GreenLeaf" and together with WMF, WPDF and GMC, collectively, the "Warrant Purchasers"), WHITNEY V, L.P., a Delaware limited partnership ("Whitney V" and collectively with the Warrant Purchasers, the "Whitney Funds"), and the individuals identified as "Management Purchasers" in the signature pages hereto (the "Management Purchasers" and collectively with the Whitney Funds, the "Stockholders" and each individually, a "Stockholder") is entered into as of this Second day of February, 2005. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings ascribed to them in the Agreement.

        WHEREAS, the parties hereto desire to amend the Agreement pursuant to Section 15 thereof.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

        (1)   Section 9 of the Agreement is hereby amended and restated to read in its entirety as follows:

        "SECTION 9. Duration of Agreement.

        The rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder upon the transfer of all Shares owned by such Stockholder in accordance with this Agreement. Upon consummation of an Initial Public Offering of the Company, the rights and obligations of the Company, the Whitney Funds and each Stockholder, except the rights and obligations set forth in Section 6 of this Agreement, shall terminate. The rights and obligations of the Company, the Whitney Funds and each Stockholder set forth in Section 6 of this Agreement shall survive the consummation of an Initial Public Offering of the Company."

        (2)   Except as modified hereby, the Agreement, as heretofore amended, shall remain in full force and effect and unmodified.

        (3)   Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (4)   Except as expressly provided in Section 6(b) of the Agreement, as amended, this Amendment shall be governed by, construed in accordance with, and enforced under, the law of the state of Delaware applicable to agreements or instruments entered into and performed entirely within such state.

        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

INTERACTIVE HEALTH, INC.
By:	/s/ CRAIG P. WOMACK Name: Craig P. Womack Title: Chief Executive Officer
J.H. WHITNEY MEZZANINE FUND, L.P.
By:	Whitney GP, L.L.C. its General Partner
By:	/s/ DANIEL J. O'BRIEN Daniel J. O'Brien Managing Member
WHITNEY PRIVATE DEBT FUND, L.P.
By:	Whitney Private Debt GP, LLC its General Partner
By:	/s/ DANIEL J. O'BRIEN Daniel J. O'Brien Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECURITYHOLDERS AGREEMENT]

GREENLEAF CAPITAL, L.P.
By:	GreenLeaf GP, L.L.C. its General Partner
By:	/s/ DANIEL J. O'BRIEN Daniel J. O'Brien Attorney-in-Fact
WHITNEY V, L.P.
By:	Whitney Equity Partners V, L.P. its General Partner
By:	/s/ DANIEL J. O'BRIEN Daniel J. O'Brien Managing Member
WHITNEY & CO., LLC
By:	/s/ DANIEL J. O'BRIEN Name: Daniel J. O'Brien Title: Partner
GREENLEAF MEZZANINE CAPITAL, L.P.
By:	GreenLeaf GP, LLC, its General Partner
By:	/s/ DANIEL J. O'BRIEN Daniel J. O'Brien Managing Member

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECURITYHOLDERS AGREEMENT]

MANAGEMENT PURCHASERS
/s/ CRAIG WOMACK Name: Craig Womack Number of Preferred Shares: 50,000 Address: 850 E. Ocean Blvd. #204 Long Beach, CA 90802 Telephone No.: (562) 435-6305
/s/ ANDREW COHEN Name: Andrew Cohen Number of Preferred Shares: 40,000 Address: 3015 Tiffany Circle Los Angeles, CA 90077 Telephone No.: (310) 446-1438
/s/ HANS DEHLI Name: Hans Dehli Number of Preferred Shares: 30,000 Address: 32826 Leah Drive Dana Point, CA 92629 Telephone No.: (949) 661-6386
/s/ THOMAS DRAGOTTO Name: Thomas Dragotto Number of Options: 101,372 Address: Telephone No.:

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO SECURITYHOLDERS AGREEMENT]